EXHIBIT 4.4.1
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     FIRST SENIOR NOTES SUPPLEMENTAL INDENTURE (this “First Senior Notes Supplemental Indenture”) dated as of November 16, 2010 among RGHL US Escrow I LLC, a Delaware limited liability company (the “US LLC Escrow Issuer”), RGHL US Escrow I Inc., a Delaware Corporation (the “US Corporate Escrow Issuer” and, together with the US LLC Escrow Issuer, the “US Escrow Issuers”), RGHL Escrow Issuer (Luxembourg) I S.A., a company incorporated as a société anonyme (a public limited liability company) under the laws of Luxembourg (the “Lux Escrow Issuer” and, together with the US Escrow Issuers, the “Escrow Issuers”), REYNOLDS GROUP ISSUER LLC, a Delaware limited liability company (the “US Issuer I”), REYNOLDS GROUP ISSUER INC., a Delaware corporation (the “US Issuer II”), REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (the “Luxembourg Issuer” and, together with the US Issuer I and the US Issuer II, the “Ultimate Issuers”), the affiliates of the Ultimate Issuers party hereto (the “Senior Note Guarantors”) and THE BANK OF NEW YORK MELLON, as trustee (the “Trustee”), principal paying agent, registrar and transfer agent”), to the Senior Notes Indenture (as defined below).
W I T N E S S E T H :
          WHEREAS the Escrow Issuers have heretofore executed and delivered to the Trustee an indenture (the “Senior Notes Indenture”) dated as of October 15, 2010, in respect of the issuance of an aggregate principal amount of $1,500,000,000 of 9.000% Senior Notes due 2019 (the “Senior Notes”);
          WHEREAS the gross proceeds of the issuance of the Senior Notes and other funds were deposited by the Initial Purchasers and the Escrow Issuers into the Escrow Accounts at the closing of the offering of the Senior Notes;

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          WHEREAS immediately after the execution of this First Senior Notes Supplemental Indenture, the proceeds of the issuance of the Senior Notes will be released from the Escrow Account pursuant to Section 6(a) of the Escrow Agreement (the “Escrow Release”);
          WHEREAS pursuant to Section 4.24 of the Senior Notes Indenture, as conditions to the Escrow Release, (i) the Ultimate Issuers are required to execute and deliver this First Senior Notes Supplemental Indenture and to assume all of the obligations of the Escrow Issuers under the Senior Notes and the Senior Notes Indenture and to succeed the Escrow Issuers as the “Issuers” under the Senior Notes Indenture and cause the Escrow Issuers to be released from all obligations under the Senior Notes and the Senior Notes Indenture and (ii) the Senior Note Guarantors are required to execute and deliver this First Senior Notes Supplemental Indenture to jointly and severally with all other Senior Note Guarantors, unconditionally guarantee the obligations of the Issuers under the Senior Notes and the Senior Notes Indenture on the terms and subject to the conditions set forth in Article X of the Senior Notes Indenture and to be bound by all other applicable provisions of the Senior Notes Indenture;
          WHEREAS pursuant to Section 9.01 of the Senior Notes Indenture, the Trustee, the Ultimate Issuers and BP I are authorized to execute and deliver this First Senior Notes Supplemental Indenture;
          Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Senior Notes Indenture.
          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Escrow Issuers, the Ultimate Issuers and the Senior Note Guarantors mutually covenant and agree for the equal and ratable benefit of the Trustee and the Holders of the Senior Notes as follows:
          1. Agreement to Assume; Release. The Ultimate Issuers hereby assume all of the obligations of the Escrow Issuers under the Senior Notes and the Senior Notes Indenture and hereafter shall be deemed the “Issuers” for all purposes under the Senior Notes and the Senior Notes Indenture. The Escrow Issuers are hereby released from all obligations under the Senior Notes and the Senior Notes Indenture, and for the avoidance of doubt this release does not extend to the Ultimate Issuers.
          2. Agreement to Guarantee. The Senior Note Guarantors hereby agree jointly and severally with all other Senior Note Guarantors, to unconditionally guarantee the Ultimate Issuers’ obligations under the Senior Notes and the Senior Notes Indenture on the terms and subject to the conditions set forth in Article X of the Senior Notes Indenture and to be bound by all other applicable provisions of the Senior Notes Indenture.
          3. Ratification of Senior Notes Indenture; First Senior Notes Supplemental Indenture Part of Senior Notes Indenture. Except as expressly amended hereby, the Senior Notes Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. Following the date hereof, all of the covenants set forth in Article IV of the Senior Notes Indenture shall be deemed to have been applicable to the Ultimate Issuers, the Senior Note Guarantors, BP II and the applicable Restricted Subsidiaries

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beginning as of the Issue Date as if the Ultimate Issuers, the Senior Note Guarantors, BP II and the applicable Restricted Subsidiaries had been parties thereto on such date, and any action or inaction taken by the Ultimate Issuers, the Senior Note Guarantors, BP II or the applicable Restricted Subsidiaries after the Issue Date and prior to the date hereof prohibited by the Senior Notes Indenture, shall be deemed a Default by the Ultimate Issuers, BP II, the Senior Note Guarantors or the applicable Restricted Subsidiaries, as applicable, under the Senior Notes Indenture as of the date hereof. This First Senior Notes Supplemental Indenture shall form a part of the Senior Notes Indenture for all purposes, and every holder of a Senior Note heretofore or hereafter authenticated and delivered shall be bound hereby.
          4. Governing Law. THIS FIRST SENIOR NOTES SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this First Senior Notes Supplemental Indenture.
          6. Duplicate Originals. The parties may sign any number of copies of this First Senior Notes Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
          7. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.
          8. No Adverse Interpretation of Other Agreements. This First Senior Notes Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Ultimate Issuers, BP I, BP II, RGHL or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this First Senior Notes Supplemental Indenture.
          9. No Recourse Against Others. No (i) director, officer, employee, manager, incorporator or holder of any Equity Interests in BP I, BP II or any Issuer or any direct or indirect parent corporation or (ii) director, officer, employee or manager of a Senior Note Guarantor, will have any liability for any obligations of the Ultimate Issuers under the Senior Notes, this First Senior Notes Supplemental Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Senior Notes by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Notes. The waiver may not be effective to waive liabilities under the federal securities laws.
          10. Successors and Assigns. All covenants and agreements of the Ultimate Issuers and the Senior Note Guarantors in this First Senior Notes Supplemental Indenture and the Senior Notes shall bind their respective successors and assigns. All agreements of the Trustee in this First Senior Notes Supplemental Indenture shall bind its successors and assigns.
          11. Severability. In case any one or more of the provisions contained in this First Senior Notes Supplemental Indenture or the Senior Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability

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shall not affect any other provisions of this First Senior Notes Supplemental Indenture or the Senior Notes.
          12. Notices. Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:
     if to any of the Ultimate Issuers or any Senior Note Guarantor:
Reynolds Group Holdings Limited
Level Nine
148 Quay Street
Auckland 1140 New Zealand
Attn: Helen Golding
Fax: +612 9268 6693
helen.golding@rankgroup.co.nz
and
if to the Trustee, Principal Paying Agent, Transfer Agent or Registrar:
The Bank of New York Mellon
101 Barclay Street 4-E
New York, NY 10286
Attn: International Corporate Trust
Fax: (212) 815-5366
catherine.donohue@bnymellon.com
lesley.daley@bnymellon.com
          13. Amendments and Modification. This First Senior Notes Supplemental Indenture may be amended, modified, or supplemented only as permitted by the Senior Notes Indenture and by written agreement of each of the parties hereto.
[Remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this First Senior Notes Supplemental Indenture to be duly executed as of the date first above written.

REYNOLDS GROUP ISSUER INC.
BY:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary Executed in New York

REYNOLDS GROUP ISSUER LLC
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary Executed in New York

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory Executed in New York

Signature Page to
First Supplemental Indenture (Senior Notes)

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 12th day of November in the year 2010 before me, the undersigned, personally appeared Helen Dorothy Golding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Stefani Sanatar
Name:	Stefani Sanatar

Sworn to before me this 12th day of November    , 2010
Notary Public
Printed Name:
My Commission Expires:
_______________________
Signature Page to
First Supplemental Indenture (Senior Notes)

RGHL US ESCROW I LLC
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

RGHL US ESCROW I INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

RGHL ESCROW ISSUER (LUXEMBOURG) I S.A.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

EVERGREEN PACKAGING INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

EVERGREEN PACKAGING INTERNATIONAL (US) INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

EVERGREEN PACKAGING USA INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

BLUE RIDGE HOLDING CORP.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

BLUE RIDGE PAPER PRODUCTS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

BRPP, LLC
By:	BLUE RIDGE PAPER PRODUCTS INC., as Manager

by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

Signature Page to
First Supplemental Indenture (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President & Secretary

BAKERS CHOICE PRODUCTS, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CSI MEXICO LLC
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary & Vice President

Signature Page to
First Supplemental Indenture (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

SOUTHERN PLASTICS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

REYNOLDS GROUP HOLDINGS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

REYNOLDS PACKAGING MACHINERY INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

Signature Page to
First Supplemental Indenture (Senior Notes)

REYNOLDS FOIL INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

REYNOLDS ACQUISITION CORPORATION
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

Signature Page to
First Supplemental Indenture (Senior Notes)

REYNOLDS PACKAGING LLC
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS PACKAGING INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

SIG HOLDING USA, INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

SIG COMBIBLOC INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS PACKAGING KAMA INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS FOOD PACKAGING LLC
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

Signature Page to
First Supplemental Indenture (Senior Notes)

REYNOLDS FLEXIBLE PACKAGING INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

ULTRA PAC, INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Vice President and Assistant Treasurer

Signature Page to
First Supplemental Indenture (Senior Notes)

SIG ALLCAP AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC GROUP AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC PROCUREMENT AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC (SCHWEIZ) AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG REINAG AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

SIG TECHNOLOGY AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

EVERGREEN PACKAGING (LUXEMBOURG) S.À.R.L.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À.R.L.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL (LUXEMBOURG) S.À.R.L.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

REYNOLDS CONSUMER PRODUCTS (LUXEMBOURG) S.À.R.L.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

SIG FINANCE (LUXEMBOURG) S.À.R.L., in liquidation
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL B.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

REYNOLDS PACKAGING INTERNATIONAL B.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL (CANADA) LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

REYNOLDS FOOD PACKAGING CANADA INC.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

EVERGREEN PACKAGING CANADA LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

EVERGREEN PACKAGING (HONG KONG) LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

SIG COMBIBLOC LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

CSI LATIN AMERCAN HOLDINGS CORPORATION
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA, S.R.L.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Attorney-in-Fact

Signature Page to
First Supplemental Indenture (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorised Signatory

SIG BEVERAGES GERMANY GMBH
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorised Signatory

SIG COMBIBLOC GMBH
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorised Signatory

SIG COMBIBLOC HOLDING GMBH
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorised Signatory

SIG COMBIBLOC SYSTEMS GMBH
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorised Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorised Signatory

SIG INTERNATIONAL SERVICES GMBH
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorised Signatory

SIG INFORMATION TECHNOLOGY GMBH
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorised Signatory

SIG VIETNAM BETEILIGUNGS GMBH
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorised Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

SIG Euro Holding AG & CO. KGaA towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG
By	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorised Signatory

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative
/s/ Rolf Stangl
	Name:	Rolf Stangl
	Title:	Chairman of the supervisory board

Signature Page to
First Supplemental Indenture (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Attorney

Signature Page to
First Supplemental Indenture (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (HUNGARY) KFT.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

CSI HUNGARY KFT.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

GRUPO CSI DE MEXICO, S. DE R.L. DE C.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

EVERGREEN PACKAGING MEXICO, S. DE R.L. DE C.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

MAXPACK, S. DE R.L. DE C.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

REYNOLDS METALS COMPANY DE MEXICO, S. DE R.L. DE C.V.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

REYNOLDS GROUP HOLDINGS LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

Witnessed by:

/s/ Karen Mower
	Name: Title: Address:	KAREN MOWER Lawyer Sydney, Australia

WHAKATANE MILL LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Authorized Signatory

Witnessed by:

/s/ Karen Mower
	Name: Title: Address:	KAREN MOWER Lawyer Sydney, Australia

Signature Page to
First Supplemental Indenture (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED

by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Attorney

SIG HOLDINGS (UK) LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Attorney

SIG COMBIBLOC LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Attorney

IVEX HOLDINGS, LTD.
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Attorney

Signature Page to
First Supplemental Indenture (Senior Notes)

KAMA EUROPE LIMITED
by	/s/ Helen Golding
	Name:	HELEN GOLDING
	Title:	Attorney

Signature Page to
First Supplemental Indenture (Senior Notes)

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇěO LTDA.
by	/s/ Guilherme Rodrigues Miranda
	Name:	Guilherme Rodrigues Miranda
	Title:	Manager

SIG BEVERAGES BRASIL LTDA.
by	/s/ Felix Colas Morea
	Name:	Felix Colas Morea
	Title:	Manager

SIG COMBIBLOC DO BRASIL LTDA.
by	/s/ Edimara Iansen Wieczorek
	Name:	Edimara Iansen Wieczorek
	Title:	Legal Manager

by	/s/ Ricardo Lança Rodriguez
	Name:	Ricardo Lança Rodriguez
	Title:	General Manager

Signature Page to
First Supplemental Indenture (Senior Notes)

SIG ASSET HOLDINGS LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

Signature Page to
First Supplemental Indenture (Senior Notes)

Executed by WHAKATANE MILL AUSTRALIA PTY LIMITED by the party’s attorney pursuant to power of attorney dated 6 October 2010 who states that no notice of revocation of the power of attorney has been received in the presence of:
) ) ) ) ) ) )

/s/ Karen Mower Witness	/s/ Pru Wyllie Attorney

Karen Mower Name of Witness	PRU WYLLIE Name of Attorney
Signature Page to
First Supplemental Indenture (Senior Notes)

THE BANK OF NEW YORK MELLON, as Trustee, Principal Paying Agent, Transfer Agent, Registrar and Original Collateral Agent and Paying Agent in London
by	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 10th day of November in the year 2010 before me, the undersigned, personally appeared Catherine F. Donohue, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Marc Williams
Name:

Sworn to before me this 10th day of November    , 2010
Notary Public
Printed Name: Marc Williams
My Commission Expires:
_______________________
Signature Page to
First Supplemental Indenture (Senior Notes)